                                                                    Exhibit 24.2
                            LIMITED POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Nikhil Malik and Nader Farid Aboushadi, signing singly and each acting individually, as the undersigned's true and lawful attorney-in-fact with full power and authority as hereinafter described to:

     (1)  execute for and on behalf of the undersigned, including in the undersigned's capacity as a director of Man FinCo Limited (the "Company"),
Schedules 13D and 13G (including any amendments thereto) in accordance with
Section 13 of the Securities Exchange Act of 1934 and the rules thereunder (the
"Exchange Act") and Forms 3, 4, and 5 (including any amendments thereto) in accordance with Section 16(a) of the Exchange Act;

     (2)  do and perform any and all acts for and on behalf of the undersigned, including in the undersigned's capacity as a director of the Company, which may be necessary or desirable to prepare, complete and execute any such Schedule
13D, Schedule 13G, Form 3, Form 4, or Form 5; prepare, complete and execute any amendment or amendments thereto; and timely deliver and file such form with the
United States Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority;

     (3)  seek or obtain, as the representative of the undersigned, including in the undersigned's capacity as a director of the Company, and on the undersigned's behalf, including in the undersigned's capacity as a director of the Company, information regarding transactions in the securities of Electronic
Cigarettes International Group, Ltd. ("ECIG") from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

     (4)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, including in the undersigned's capacity as a director of the Company, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, including in the undersigned's capacity as a director of the
Company, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming nor relieving, nor is ECIG assuming nor relieving, any of the undersigned's responsibilities to comply with Sections 13 or 16 of the Exchange Act. The undersigned acknowledges that neither ECIG nor the foregoing attorneys-in-fact assume (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange
Act.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D, Schedule 13G, Form 3,
Form 4, or Form 5 with respect to the undersigned's holdings of and transactions in securities issued by ECIG, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of May, 2015.

                                 /s/ Lotfy Mohamed Lotfy Mansour
                                 ----------------------------------------
                                 Lotfy Mohamed Lotfy Mansour